EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, Joseph M. Nowicki, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2010, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Hugh W. Sloan

Print Name:	Hugh W. Sloan

Title:	Director

Date:	January 18, 2011

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, Joseph M. Nowicki, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2010, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ William F. Foster

Print Name:	William F. Foster

Title:	Director

Date:	January 31, 2011

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, Joseph M. Nowicki, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2010, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Kenneth Kaczmarek

Print Name:	Kenneth Kaczmarek

Title:	Director

Date:	February 1, 2011

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, Joseph M. Nowicki, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2010, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Ronald E. Harbour

Print Name:	Ronald E. Harbour

Title:	Director

Date:	January 17, 2011

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, Joseph M. Nowicki, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2010, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard R. Current

Print Name:	Richard E. Current

Title:	Director

Date:	January 24, 2011

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, Joseph M. Nowicki, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2010, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard F. Dauch

Print Name:	Richard F. Dauch

Title:	Director

Date:	February 24, 2011